PREFERRED STOCK PURCHASE AGREEMENT
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         THIS PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is made
September 29, 2005 (the "Effective Date") by and among Gift Liquidators, Inc., an Oklahoma corporation (the "Company"), and David Mladen, an individual, with an address at c/o White Knight Management, Inc., 270 Laurel Street, 1st Floor Office #A15, Hartford, CT 06105 (the "Investor").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

1.       PURCHASE AND SALE OF SHARES.

         1.1 Sale and Issuance of Series A Convertible Preferred Stock. (a) On or before the Closing (as defined below), the Company shall adopt and file with the Secretary of State of the State of Oklahoma, the Certificate of Designation of Series A Convertible Preferred Stock concerning the Series A Convertible Preferred Stock, $0.01 par value, of the Company (the "Series A Preferred Stock"), substantially in the form attached hereto as Exhibit A (the "Certificate of Designation").

                  (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties contained herein, the Investor agrees to purchase at the Closing, and the Company agrees to sell and issue to the Investor at the Closing, eleven thousand (11,000) shares of the Company's Series A Preferred Stock (the "Shares"), for an aggregate purchase price of $10,000.00. Each share of Series A Preferred Stock is convertible into seventy-five (75) shares of common stock of the Company, $0.01 par value per share (the "Common Stock").

         1.2 Closing. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 4 and Section 5 below, the date and time of the issuance and sale of the Series A Preferred Stock pursuant to this Agreement (the "Closing Date") shall be 5:00 p.m. Eastern Standard Time on or before September 30, 2005, or such other mutually agreed upon time. The closing of the transaction contemplated by this Agreement (the "Closing") shall occur on the Closing Date at the offices of Hodgson Russ LLP, 60 East 42nd Street, New York, New York 10165, or at such other location as may be agreed to by the parties. At the Closing, the Company shall deliver to the Investor, certificates representing the Shares against payment of the purchase price by wire transfer of immediately available funds payable to the Company, or such other means acceptable to the Company, in the amount of $10,000.00.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Investor, to the best of its knowledge, as of the date hereof, as follows:

         2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma and has all requisite corporate power and authority to own and operate its assets and properties and to carry on its current or



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contemplated business. The Company is duly qualified to transact business and is in good standing in each jurisdiction wherein the properties owned or leased or the business transacted by the Company makes such qualification to do business as a foreign corporation necessary, except where the failure to so qualify could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, business, prospects or properties of the Company (a "Material Adverse Effect").

         2.2 Capitalization. (a) The number of outstanding shares of Common Stock of the Company is as set forth on Schedule 2.2(a). The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued and sold in compliance with applicable securities laws of the United States and jurisdictions thereof and any other applicable securities laws and were not issued in violation of any preemptive rights, rights of first refusal or other similar rights granted by the Company. The Company has no class or series of preferred stock issued or outstanding, aside from the Series A Preferred Stock comprising the Shares, nor has it authorized or issued any class or series of stock with rights or preferences superior to those of the Series A Preferred Stock.

                  (b) There are no outstanding options, warrants, convertible securities or other rights calling for the issuance of, and there are no commitments or arrangements to issue, any shares of Common Stock of the Company or any security convertible, exchangeable or exercisable for shares of Common Stock of the Company. There are no shareholders agreements, voting agreements or other similar agreements with respect to the outstanding shares of Common Stock of the Company to which the Company is a party or, to the knowledge of the Company (having undertaken no independent investigation), between or among any of the Company's shareholders.

                  (c) The names of the officers, directors and all stockholders of the Company beneficially owning five (5%) percent or more of the Company's outstanding shares of Common Stock and the number of outstanding shares of Common Stock held by them are set forth on Schedule 2.2(c) hereto.

         2.3 Subsidiaries. The Company has no subsidiaries and does not own or control, directly or indirectly, any interest in any corporation, association or other business entity.

         2.4 Power and Authority. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Registration Rights Agreement (the "Registration Rights Agreement") and any other documents related thereto (collectively, the "Transaction Agreements"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares being sold hereunder and the Common Stock issuable upon conversion of the Shares (the "Underlying Shares"), have been taken or will be taken prior to the Closing. The Transaction Agreements have been duly executed and delivered by the Company and (assuming due authorization, execution and delivery by the Investor) constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to (a) the laws of bankruptcy and the laws affecting creditors' rights generally, (b) the availability of equitable remedies, and (c) the potential unenforceability of the rights to indemnification contained in the Registration Rights Agreement under public policy.

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         2.5 Valid Issuance of Shares and Underlying Shares. (a) The Shares,
when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable and free of any liens or encumbrances created by the Company, and the Shares will have the rights, preferences and privileges described in the Certificate of Designation. When the Shares are delivered in accordance with this Agreement and paid for pursuant to this Agreement on the Closing, such Shares will be convertible into and/or exercisable for the Underlying Shares pursuant to the terms of the Certificate of Designation.

                  (b) The Underlying Shares initially issuable upon conversion of the Shares have been duly and validly reserved for issuance upon such conversion and/or exercise, and upon issuance in accordance with the terms of the Certificate of Designation, will be fully paid and non-assessable and will be free of restrictions on transfer other than restrictions on transfer under the Registration Rights Agreement and under applicable state and federal securities laws. No preemptive right, right of first refusal granted by the Company or other similar right exists with respect to the Shares, the Underlying Shares or the issuance and sale thereof.

                  (c) The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Underlying Shares. The Company further acknowledges that its obligation to issue the Shares and the Underlying Shares in accordance with this Agreement, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

         2.6 Governmental Consents. No consent, approval, order (the "Consents") or authorization of, or registration, qualification, designation, declaration or filing with, any federal, regional, state or local governmental authority on the part of the Company (a "Governmental Entity") is required in connection with the Company's authorization, issuance and sale of the Shares and the transaction contemplated by the Transaction Agreements, except for filings, if any, required pursuant to applicable state securities or Blue Sky laws, which filings will be made within the required statutory or regulatory periods, and any filing pursuant to Regulation D of the Securities and Exchange Commission (the "SEC"), which filing, if made, will be made within 15 days of the Closing.

         2.7 Litigation. There is no action, suit, claim, proceeding or investigation pending or, to the Company's knowledge, threatened against the Company which could reasonably be expected to have a Material Adverse Effect. The Company is not, and to the Company's knowledge (having undertaken no independent investigation), no founder, director, officer or key employee is, a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (collectively, the "Judgments") that could reasonably be expected to have a Material Adverse Effect. There is no action, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

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         2.8 Intellectual Property. The Company does not own or have valid licenses with respect to any patents, applications for patents, inventions, copyright registrations, know-how (including trade secrets and other unpatented proprietary or confidential information, systems or procedures), registered trademarks (including service marks), trade names, or other intellectual property (collectively, "Intellectual Property")

         2.9 Compliance With Other Instruments. The Company is not in violation of (i) its Certificate of Incorporation or Bylaws, (ii) any statute or Consents or Judgments of any Governmental Entity applicable to it, or (iii) any contracts, mortgages, leases, indentures, agreements and instruments to which the Company is currently bound which, other than contracts entered into in the ordinary course of business, involve obligations of or payments to the Company in excess of $25,000 (collectively, the "Material Contracts") or in material violation or default of any provision of any orders or Judgments by which it is bound or any provision of federal or state statute, rule or regulation applicable to the Company, which violation or default, in the case of (i), (ii), or (iii), could reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance of and compliance with the Transaction Agreements and the consummation of the transaction contemplated hereby and thereby will not (i) result in any such violation or default or result in the creation of any mortgage, lien or encumbrance against any of the properties or assets of the Company, or (ii) give rise to obligations under any Material Contracts, that, in the case of either (i) or (ii), could reasonably be expected to have a Material Adverse Effect.

         2.10 Disclosure. The Company has provided the Investor with true and complete copies of all documents and information reasonably requested by the Investor in his due diligence review of the Company. As of the date hereof, neither the Transaction Agreements, the Schedules and Exhibits attached hereto, nor any certificate or other document prepared by the Company to be delivered at the Closing contains or will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. To the Company's knowledge, there are no facts which (individually or in the aggregate) materially and adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company that have not been set forth in the Agreement, the Schedules, the Exhibits hereto, the other Transaction Agreements or in other documents delivered to the Investor, his attorneys or agents in connection herewith.

         2.11 Material Agreements; Actions. (a) Except as set forth on Schedule 2.11(a), there are no Material Contracts by which the Company is currently bound. Except as set forth on Schedule 2.11(a), the Company is not currently indebted for money borrowed or has any other liabilities individually in excess of $25,000 or in the aggregate in excess of $50,000. No default exists under any Material Contract to which the Company is a party that could reasonably be expected to have a Material Adverse Effect. Each of the Material Contracts is valid, binding, and in full force and effect in all material respects, subject to (i) the laws of bankruptcy and the laws affecting creditors' rights generally and (ii) the availability of equitable remedies.

                  (b) The Company has not (i) declared or paid any dividends or authorized any distribution upon or with respect to any class or series of its capital stock, (ii) made any loans or advances to any person, other than in the


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ordinary course of business except as provided on Schedule 2.11(b), or (iii)
sold, exchanged or otherwise disposed of any of its assets or rights other than in the ordinary course of business.

         2.12 Title to Property and Assets. The Company has all right, title and interest to its assets free and clear of all material lien, claim, encumbrance, security interest, option, charge or restriction of any kind (collectively, the "Liens") except such as arise in the ordinary course of business and do not impair the Company's use of such property or assets, including those reflected in the Company's balance sheet (the "Balance Sheet") dated as of June 30, 2005, (the "Balance Sheet Date") included in the Company's financial statements attached hereto as Exhibit B and (ii) $180,000 of assets consisting of inventory and approximately $40,000 of payables due to an affiliate of the Company which assets the Company intends to sell to such affiliate in satisfaction of such obligation prior to closing.

         2.13 Brokers or Finders. There are no contracts, agreements or understandings between or among the Company, on the one hand, and any person, on the other, that would give rise to a claim against the Company or any Investor for a brokerage commission, finder's fee or other like payment (the "Finder's Fees") in connection with the issuance and sale of the Shares. To the extent permitted by law, the Company will indemnify and hold harmless the Investor against any losses, claims, damages or liabilities to which they may become subject under any claims for such Finder's Fees in so far as such losses, claims, damages or liabilities are based on the finding that the Company is responsible for any such Finder's Fees.

         2.14 Registration Rights; Voting Rights. Except as provided for in this Agreement and the Registration Rights Agreement to be executed and delivered at the Closing, the Company is currently not under any obligation to register under the Securities Act of 1933, as amended (the "Securities Act"), any of its currently outstanding securities or any of its securities which may hereafter be issued. To the Company's knowledge (having undertaken no independent investigation) no shareholder of the Company has entered into any agreement, understanding or other arrangement with respect to the voting of common stock.

         2.15 Employees. With the exception of the Company's exclusive contract with Laid Back Enterprises Corporation ("Laid Back Enterprises"), through which the Company contracts for personnel as well as other services under an administrative services agreement (the "Laid Back Administrative Services Agreement"), the Company is not a party to any employment or deferred compensation agreements and does not have any bonus, incentive or profit-sharing plans. The Company is not a party to any collective bargaining agreements and, to its knowledge (having undertaken no independent investigation), no organizational efforts are currently being made with respect to any of their respective employees.

         2.16 Stockholders, Directors and Officers; Indebtedness. The Company is not currently indebted to its officers, directors or stockholders or any of their respective relatives (and none of the same are indebted to the Company), other than travel, relocation and other expenses which are advanced and reimbursed in the ordinary course of business. Except as set forth on Schedule 2.16, none of the officers or directors or significant employees or consultants of the Company has, individually or collectively, a material interest in any entity which is a competitor, customer or supplier of (or has any existing contractual relationship with) the Company.

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         2.17     Employment Benefit Plans.  The Company does not have any
employee benefit plans.


         2.18 Tax Returns and Payments. The Company has accurately prepared and timely filed all tax returns and reports as required by law. Such returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due. All such taxes with respect to which the Company has become obligated pursuant to elections made by the Company in accordance with generally accepted practices have been paid and adequate reserves have been established for all taxes accrued but not yet payable. The federal income tax returns of the Company have never been audited by the Internal Revenue Service. No deficiency or assessment with respect to or proposed adjustment of the Company's federal, state, county or local taxes is pending or, to the Company's knowledge (having undertaken no independent investigation), threatened. There is no tax lien, whether imposed by any federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company.

         2.19 Proprietary Information and Invention Agreements. Each material employee, consultant and officer of the Company has executed, or will execute, an agreement with the Company regarding confidentiality and proprietary information. The Company (having undertaken no independent investigation) is not aware that any of its employees or consultants is in violation thereof, and the Company will use its best efforts to prevent any such violation.

         2.20 Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business ("Permits") and is not in default under such Permits, except where the failure to have such Permits, or such default, would not reasonably be expected to result in a Material Adverse Effect.

         2.21 Absence of Certain Changes. Except as set forth on Schedule 2.21, since the Balance Sheet Date (as defined in Section 2.12), there have not been:

                  (a) any changes in the assets, liabilities, condition (financial or otherwise), affairs, earnings, material contracts, business, operating or prospects of the Company, except changes in the ordinary course of business which could not reasonably be expected to have a Material Adverse Effect;

                  (b) any change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty or any assurance of performance or payment, endorsement, indemnity or warranty;

                  (c) any material transaction or commitment made, or any material contract or material agreement entered into, by the Company relating to its assets or business (including the acquisition or disposition of any assets) or any relinquishment by the Company of any material contract or other material right (direct or indirect, whether alleged, contingent or otherwise), other than transaction and commitments in the ordinary course of business;

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                  (d) (i) any creation, incurrence or assumption of any debt
(including obligations in respect of capital leases); (ii) assumption, guarantee, endorsement or other liability (whether directly, contingently or otherwise) for the obligations of any other person or entity; or (iii) any loans, advances or capital contributions to, or investments in, any other person or entity, except in the ordinary course of business and not in excess of $25,000 in the aggregate or $10,000 individually;

                  (e) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business or the Company;

                  (f) any waiver by the Company of a valuable right or material debt owed to it;

                  (g) any resignation or termination of employment of any officer or key employee of the Company, or the threat of such resignation or termination, or any material change in any compensation arrangement or agreement (including salary, bonus, insurance or pension benefits) with any of the same;

                  (h) any sale, assignment or transfer of any material Intellectual Property or tangible assets of the Company which would have a Material Adverse Effect; or

                  (i) to the best of the Company's knowledge, any agreement to do any of the foregoing, or any other event or condition of any character which could reasonably be expected to have a Material Adverse Effect.

         2.22 Financial Statements. The Company has provided to the Investor its audited financial statements for the year ended December 31, 2004 and its unaudited statements for the period ended June 30, 2005. The consolidated financial statements of the Company and the related notes, including the Balance Sheet, present fairly the financial position of the Company as of the dates indicated and the statement of operations, changes in shareholders' equity and cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis throughout the periods involved. Evans, Gaither, & Associates, PLLC, who have audited and reviewed certain consolidated financial statements of the Company, are independent public accountants as required under Rule 101 of the American Institute of Certified Public Accountants Code of Professional Conduct, and its interpretations and rulings. As reflected in the Company's financial statements, the Company has, and as of the Closing Date shall have, no business, material assets or any material liabilities other than cash and expenses payable in connection with the transactions contemplated hereunder. The parties acknowledge that the Company currently has approximately $180,000 of assets consisting of inventory and approximately $40,000 of payables due to an affiliate of the Company which assets the Company intends to sell to such affiliate in satisfaction of such obligation prior to the Closing Date.

         2.23 Accounting. The Company maintains a system of internal accounting controls sufficient to provide assurances that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial


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statements in conformity with GAAP and to maintain accountability for assets;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         2.24 Insurance. The Company has adequately insured its properties against loss or damage by fire or other casualty and maintains, in amounts which it believes to be adequate, such other insurance, including but not limited to liability insurance, as is usually maintained by companies in the same or similar businesses. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

         2.25 Environmental Laws. The Company (i) is not in violation of any applicable statute or Judgments of any Governmental Entity, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), (ii) does not own or operate, to the Company's knowledge, any real property contaminated with any substance that is subject to any Environmental Laws, and (iii) is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any pending, or to the knowledge of the Company, threatened Proceeding relating to any Environmental Laws, in each instance which violation, contamination, liability or claim, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

         2.26 No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act ("Regulation D") in connection with the offer or sale of the Shares.

         2.27 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Shares or Underlying Securities under the Securities Act or cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act.

         2.28 Exemption from Registration. Neither the Company nor any agent acting on its behalf shall take any action that would cause the loss of an exemption from, the registration provisions of the Securities Act and any state or foreign securities laws for the offer, sale and issuance of the Shares and the conversion of the Shares into and/or for the Underlying Shares.

         2.29 Transactions With Affiliates. Except as set forth on Schedule 2.29, none of the officers, directors, or employees of the Company is presently a party to any material transaction with the Company or any of its affiliates (other than in connection with services as employees, officers and directors), including any contract, agreement or other arrangement providing for the


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furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         2.30 SEC Documents. Since at least September 1, 2005, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 2005 (ii) liabilities set forth on
Schedule 2.21 and (iii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

         2.31 Foreign Corrupt Practices. Neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

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         2.32 No Investment Company. The Company is not, and upon the issuance and sale of the Shares as contemplated by this Agreement will not be an "investment company" required to be registered under the Investment Company Act of 1940 (an "Investment Company"). The Company is not controlled by an Investment Company.

         2.33 Acknowledgment Regarding Investor's Purchase of Shares. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transaction contemplated hereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transaction contemplated hereby and any statement made by the Investor or any of his representatives or agents in connection with this Agreement and the transaction contemplated hereby is not advice or a recommendation and is merely incidental to the Investor's purchase of the Shares. The Company further represents to the Investor that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Investor and his representatives.

         2.34 Minute Books. The minute books of the Company provided to the Investor or his counsel contain a complete summary of all meetings and actions by written consent of directors and shareholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

         2.35 Labor Agreements and Actions; Employee Arrangements. The Company has no employees other than its officers and thus is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the best of the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. Also because the Company has no employees other than its officers there is no strike or other labor dispute involving the Company pending, or to the best of the Company's knowledge, threatened, that could have a Material Adverse Affect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees.

         2.36 Agreement of Merger. The Company agrees that there is no order, ruling, judgment or decree in effect, including any regulatory agency, which would enjoin or prohibit a reverse triangular merger that the Company will enter into with a target company to be identified (the reverse triangular merger is further described in Section 4.15 below).

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants with respect to himself as of the date hereof as follows:

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         3.1 Authorization. The Investor has all the requisite power and is duly authorized to execute and deliver the Transaction Agreements and has taken all necessary action to consummate the transaction contemplated hereby and thereby. The Transaction Agreements have been duly executed and delivered by the Investor and constitute valid and binding obligations of the Investor, enforceable in accordance with their respective terms, subject to, (a) the laws of bankruptcy and the laws affecting creditors' rights generally, (b) the availability of equitable remedies, and (c) the unenforceability of the rights to indemnification contained in the Registration Rights Agreement under public policy.

         3.2 Sophistication and Suitability. (a) The Investor, either alone or with the assistance of his professional advisor, is a sophisticated investor, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the Shares. The investment in the Shares is suitable for the Investor based upon the Investor's investment objectives and financial needs, and the Investor has adequate net worth and means for providing for his current financial needs and contingencies and has no need for liquidity of his investment with respect to the Shares. The Investor has experience in investing in companies in the start-up or early stages of development. The Investor is aware that there are substantial risks incident to an investment in the Shares. The Investor is aware that any financial projections contained in any document provided to the Investor are forecasts only and do not contain any express or implied representation that such projections will be achieved or are attainable. The Investor also acknowledges that any estimates of market size or projected expenses contained in any documents provided or to be provided to the Investor do not contain any express or implied representation that such estimates will be attained. The Investor acknowledges that the tax consequences to the Investor of investing in the Shares will depend on the Investor's particular circumstances, and neither the Company, nor its agents, officers, directors, employees, affiliates or consultants or any of them will be responsible or liable for the tax consequences to the Investor of an investment in the Company. The Investor will look solely to, and rely solely upon, the Investor's own advisors with respect to the tax consequences of this investment.

         3.3 Access to Information. The Investor has received and carefully reviewed the Transaction Agreements and all other documents requested by such Investor, related to and to be executed in connection with the Investor's investment in the Shares and other transactions contemplated hereby (the "Additional Documents"). The Investor has either attended or been given reasonable opportunity to attend a meeting with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the business of the Company and the terms and conditions of the offering of the Shares. Except as set forth in the Transaction Agreements and the Additional Documents, no representations or warranties, whether written or oral, have been made to the Investor by the Company or any officer, employee or agent of the Company.

         3.4 Purchase Entirely for Own Account. The Investor is acquiring the Shares for investment purposes for the Investor's own account, not as a nominee or agent, and not with a view to the distribution of any part thereof. The Investor has no present intention of selling, granting any participation in or otherwise distributing the Shares.

         3.5 Restricted Securities. The Investor realizes that: (a) the Shares have not been registered under the Securities Act or registered or qualified under any state securities or "blue sky" laws, are characterized under the Securities Act as "restricted securities" and, therefore, cannot be sold or transferred unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and (b) there is presently no public market for the Shares, and only a limited public market for the Underlying Shares and no public market for the Shares is expected to develop and, due to the limited public market for the Underlying Shares, the Investor may not be able to liquidate his investment or pledge the Shares as collateral security for loans. The Investor represents that he is familiar with Rule 144 under the Securities Act as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act including the requirement that the Shares and/or Underlying Shares must be held for at least one year after purchase thereof from the Company prior to resale (two years in the absence of publicly available information about the Company) and the condition that there be available to the public current information about the Company under certain circumstances. Except as set forth in the Registration Rights Agreement, the Investor acknowledges that the Company is under no obligation to register or qualify the Shares and/or Underlying Shares under the Securities Act or under any state or foreign securities law, or to assist the Investor in complying with any exemption from registration and qualification, except as provided in the Registration Rights Agreement. The Investor understands that the Company will rely upon the accuracy and truth of the foregoing representations and the Investor hereby consents to such reliance. The Investor is also aware that sales or transfers of the Shares and/or Underlying Shares may be further restricted by state and foreign securities laws and that the certificates for the Shares and/or Underlying Shares will bear appropriate legends restricting their transfer.

         3.6 Residency. For purposes of the application of state securities laws, the Investor represents that it is a bona fide resident of the state set forth in such Investor's address on the signature pages hereof.

         3.7 Legend. It is understood that the certificates evidencing the Shares and/or the Underlying Shares may bear a legend such as the following:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) GIFT LIQUIDATORS, INC. ("COMPANY") RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR
         (iii) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION. TRANSFER OF THESE SECURITIES IS FURTHER RESTRICTED AS PROVIDED IN THE PREFERRED STOCK PURCHASE AGREEMENT, A COPY OF WHICH IS AVAILABLE AT THE COMPANY'S OFFICES."

         3.8 Accreditation. The Investor represents and warrants that he is an "accredited investor," as defined in Rule 501 of Regulation D promulgated by the SEC under the Securities Act. Any and all accounts for which the Investor is acting (including its own) is able to bear the economic risks of this investment and to withstand a total loss of his investment. If the Investor is acquiring the Shares as a fiduciary or agent for another investor's account, the Investor has sole investment and voting discretion with respect to such account and has full power to make the acknowledgments, representations and agreements contained herein on behalf of such account.

         3.9 Investor's Review. The Investor has relied on his own examination of the Company and the terms of the offering, including the merits and risks involved in making an investment in the Shares. The Investor acknowledges that he has had the opportunity to review this Agreement, the Schedules and Exhibits attached hereto, the Registration Rights Agreement and the other agreements referred to herein and the transaction contemplated hereby with his own legal counsel and tax and investment advisor. The Investor is relying solely on such counsel and advisors for legal, tax and investment advice with respect to the transaction contemplated by this Agreement and the Registration Rights Agreement except that this Section 3.9 does not limit or modify the representations and warranties of the Company set forth in Section 2 of this Agreement or the right of the Investor to rely thereon. The Investor has been informed and understands that the Company's offering documents and offering materials, if any, and any statements made to the Investor have not been reviewed or passed upon by the Company's counsel, accountants or other independent parties.

         3.10 Brokers or Finders. The Investor has not employed or made any agreement with any broker, finder or similar agent or any person or firm, which will result in the obligation of the Company to pay any finder's fee in connection with the Agreement or the transaction contemplated hereby.

4. CONDITIONS OF THE INVESTOR'S OBLIGATIONS AT THE CLOSING. The obligations of the Investor under subsection 1.1(b) is subject to the fulfillment by the Company at or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Investor without his consent in writing thereto:

         4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made as of the date of the Closing.

         4.2 Performance. The Company shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         4.3 Registration Rights Agreement. The Company shall have entered into a Registration Rights Agreement substantially in the form of Exhibit C hereto.

         4.4 Certificate of Designation. The Certificate of Designation shall have been filed with the Secretary of State of the State of Oklahoma on or prior to the Closing Date.

         4.5 Compliance Certificate. The Company shall have delivered to the Investor a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing, certifying as to the fulfillment, as applicable, of the conditions specified in Sections 4.1, 4.2 and
4.4 hereof, and such other matters as the Investor may reasonably request.

         4.6 Officer's Certificate. The Investor shall have received a certificate of the Chief Financial Officer of the Company certifying as to the Certificate of Incorporation and Certificate of Designation, the Bylaws of the Company and the resolutions of the Board of Directors of the Company (the "Board"), in form and substance reasonably satisfactory to counsel for the Investor, and the stockholders of the Company with respect to the subject matter hereof and the incumbency of certain officers of the Company.

         4.7 Qualifications. The Company shall have obtained all necessary authorizations, approvals, permits and qualifications, if any, or have the availability of exemptions or waivers therefrom, for the offer and sale of the Shares.

         4.8 Stock Certificates. The Company delivers to the Investor a certificate or certificates, duly executed on behalf of the Company, for the shares of Series A Preferred Stock purchased by such Investor.

         4.9 Additional Documents. At the Closing Date, such ancillary certificates and documents required for closing the transaction contemplated hereby, as the Investor may reasonably request, shall have been delivered to such Investor including, but not limited to, a good standing certificate, any necessary waivers or consents, proprietary information and inventions agreements and key man life insurance.

         4.10 The New Board. Upon the Closing Date, all of the Company's officers and directors shall have resigned and appointed successors (the "New Board") to be named by the Investor.

         4.11 Asset Sale. The Company shall have divested itself of all non-cash assets, including $180,000 of assets consisting of inventory, and paid all of its liabilities other than in connection with the Closing including the payment of approximately $40,000 due to an affiliate of the Company. The new Board will immediately upon its appointment, review and ratify the sale of the assets and payment of affiliated liabilities to Laid Back Enterprises Corp. pursuant to the terms of the Inventory Sale Agreement substantially in the form of Exhibit D hereto.

         4.12 Approval of Reverse Split.The Company's Board of Directors prior to their resignation at the Closing Date shall have approved a reverse split of its common stock. The Company shall prior to the Closing Date take all actions necessary to effect a reverse stock split, whereby each fifteen (15) shares of common stock shall automatically be combined into one (1) share of common stock.

         4.13 Reverse Triangular Merger. The Company's Board of Directors shall have approved the terms and conditions of, or entered into a definitive agreement to effect, a reverse triangular merger with a target company to be identified, whereby the Company shall issue that number of shares of common stock and retire the preferred stock so that following such merger the shareholders of the target company shall beneficially own approximately 95% of the Company's common stock.

         4.14 Termination of the Laid Back Administrative Services Agreement. Under the Laid Back Administrative Services Agreement, the Company contracts with Laid Back Enterprises for providing personnel, sales, marketing, and accounting, under an administrative services agreement. The Company shall terminate the Laid Back Administrative Services Agreement prior to the Closing Date.

         4.15 Termination of Company's Tax Sharing Agreement with Laid Back Enterprises. Under the Company's Tax Sharing Agreement with Laid Back Enterprises (the "Laid Back Tax Sharing Agreement"), the Company contracts with Laid Back Enterprises in relation to federal and state income tax liabilities. The Company shall terminate the Laid Back Tax Sharing Agreement prior to the Closing Date.

5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT THE CLOSING. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment by the Investor on or before the Closing of the following conditions:

         5.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made as of the Closing.

         5.2 Payment of Purchase Price. The Investor shall have delivered the purchase price specified in subsection 1.1(b) to be delivered at the Closing, in the form specified in Section 1.2.

         5.3 Securities Laws Qualification. The offer and sale to the Investor of the Shares shall be qualified or exempt from registration or qualification under all applicable federal securities laws and Blue Sky laws.

         5.4 Performance. The Investor shall have performed and complied in all material respects with all agreements, obligations and conditions contained in the Transaction Agreements that are required to be performed or complied with by it on or before the Closing.

6.       COVENANTS OF THE COMPANY.

         6.1 Corporate Existence. The Company will maintain its corporate existence in good standing. The Company will comply with all applicable laws and regulations of the United States or any state or states thereof or of any political subdivisions thereof and of any governmental authority where failure to so comply could reasonably be expected to have a Material Adverse Effect.

         6.2 Inspection. The Company will permit the Investor, or any outside representatives designated by the Investor and reasonably satisfactory to the Company, to visit and inspect at the expense of the Investor any of the properties of the Company upon ten business days prior notice and during regular business hours without disruption of the Company's operations, including their books and records (and to make photocopies thereof or extracts therefrom), and to discuss their affairs, finances and accounts with their officers, except with respect to trade secrets and similar confidential information. This right shall not exclude any right of inspection of any stockholders of the Company under applicable Oklahoma law.

         6.3      Payment of Taxes and Maintenance of Property.
The Company will:

                  (a) pay and discharge promptly, or cause to be paid and discharged promptly when due and payable, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its property, real, personal or mixed, or upon any part thereof, as well as all material claims of any kind (including claims for labor, material and supplies) which, if unpaid, might by law become a lien or charge upon its property; provided, however, that the Company shall not be required to pay any such tax, assessment, charge, levy or claim while the amount, applicability or validity thereof is being contested in good faith by appropriate proceedings, provided that the Company shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting principles) deemed adequate by it with respect thereto; and

                  (b) maintain and keep, or cause to be maintained and kept, its properties in good repair, working order and condition, and from time to time make, or cause to be made, all repairs and renewals and replacements which in the opinion of the Company are necessary and proper so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         6.4      Insurance.  The Company will:

                  (a) keep or cause all of its insurable property or properties to be kept insured against loss or damage or fire and other risks;

                  (b) maintain general liability insurance against claims for personal injury, death or property damage suffered by others upon or in or about the premises occupied by the Company or occurring as a result of the Company's maintenance or operation of any automobiles, trucks or other vehicles or other facilities;

                  (c) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business; and

         All insurance for which provision has been made in this Section 6.4 shall be maintained in the amounts and to the extent determined to be reasonable by the Board. All such insurance shall be effected and maintained in force under a policy or policies issued by insurers of recognized responsibility, except that the Company may effect worker's compensation or similar insurance in respect of operations in any state or other jurisdiction either through an insurance fund operated by such state or other jurisdiction or by causing to be maintained a system or systems of self insurance which is in accord with applicable laws.

         6.5 Compliance with Laws. The Company shall conduct its business in compliance, in all material respects, with all laws, rules, regulations, statutes, ordinances and other legal requirements.

         6.6 Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to the Investor promptly after such filing. The Company shall, on or before the Closing, take such action as the Company shall reasonably determine is necessary to qualify the Shares for sale to the Investor at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investor on or prior to the Closing Date.

         6.7 Reporting Status; Eligibility to Use Form S-3. So long as any Investor beneficially owns any of the shares and/or Underlying Shares, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. Henceforth, the Company will take all necessary action to meet, the "registrant requirements" set forth in the general instructions to Form S-3.

         6.8 Use of Proceeds. The Company shall use the proceeds from the sale of the Shares in the manner set forth in Schedule 6.8 attached hereto and made a part hereof.

         6.9 Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Shares and issuance of the Underlying Shares in connection therewith (based on the Conversion Price of the Shares in effect from time to time) and as otherwise required by the Shares. The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of the Shares without the consent of the Investor. The Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than the greater of (a) 1,650,000, or (b) two (2) times the number that is then actually issuable upon full conversion of the Shares (based on the Conversion Price of the Shares in effect from time to time). If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Underlying Shares issued and issuable upon conversion of the Shares (based on the Conversion Price of the Shares then in effect), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 6.9, in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares.

         6.10 No Further Issuances of Additional Securities. Until such time as the Registration Statement is declared effective by the SEC and 100% of the Shares are either converted, the Company shall not, without the Investor's written consent, issue, or cause the issuance of, any securities of the Company.

         6.11 Listing. The Company shall and, so long as any Investor owns any of the Shares, maintain the listing and trading of its Common Stock on the OTCBB, the Nasdaq National Market ("Nasdaq"), the Nasdaq SmallCap Market ("Nasdaq SmallCap"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to the Investor copies of any notices it receives from the OTCBB and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

         6.12 Corporate Existence. Subject to the Certificate of Designation, until such date as 100% of the Shares are either redeemed or converted, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith.

         6.13 No Integration. The Company shall not make any offers or sales of any security (other than the Shares) under circumstances that would require registration of the Shares being offered or sold hereunder under the 1933 Act or cause the offering of the Shares to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

         6.14 Binding Agreement. By execution of this Agreement, Investor and Company shall be entitled to any and all benefits, and subject to any and all obligations, of the Transaction Agreements.

7. TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Investor or his nominee, for the Underlying Shares in such amounts as specified from time to time by the Investor to the Company upon conversion of the Shares in accordance with the terms thereof (the "Irrevocable Transfer Agent Instructions"), in the form of Exhibit E attached hereto. Prior to registration of the Underlying Shares under the Securities Act or the date on which the Underlying Shares (and the Shares) may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 3.7 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 7, and stop transfer instructions to give effect to Section 3.5 hereof (in the case of the Underlying Shares, prior to registration of the Underlying Shares under the Securities Act or the date on which the Underlying Shares may be sold pursuant to Rule 144 without any restriction as to the number of Shares as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Investor's obligations to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Shares. If an Investor provides the Company with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Investor provides reasonable assurances that the Shares can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Underlying Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 7 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

8.       MISCELLANEOUS.

         8.1 Amendments and Waivers. After the Closing, any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of eighty percent (80%) of the aggregate shares of Series A Preferred Stock then outstanding. Any amendment or waiver effected in accordance with this Section 8.1 shall be binding upon each holder of Series A Preferred Stock, each future holder of Series A Preferred Stock and the Company.

         8.2 Notices. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class certified mail, postage prepaid, by reputable overnight courier or such other address as may hereafter be designated in writing by the addressee to the other parties:

         if to the Company, to:

                  Gift Liquidators, Inc.
                  4020 Will Rogers Pkwy, Suite 700
                  Oklahoma City, OK 73108
                  Attn.: Max Colclasure
         with a copy to:

                  Robertson & Williams
                  3033 N.W. 63rd Street, Suite 200
                  Oklahoma City, OK 73116-3607
                  Attn.: Mark A. Robertson, Esq.

         if to the Investor, at the address listed below:

                  David Mladen
                  c/o White Knight Management, Inc.
                  270 Laurel Street
                  1st Floor Office #A15
                  Hartford, CT 06105

         with a copy to:

                  Hodgson Russ LLP
                  60 East 42nd St., 37th Floor
                  New York, NY 10165
                  Attn.: Jeffrey A. Rinde, Esq.

or, in any case, at such other address or addresses as shall have been furnished in writing by such party to the other parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of mailing, on the fifth business day following the date of such mailing and (c) in the case of overnight courier, on the second next business day.

         8.3 Confidentiality. Each party hereto agrees to and shall keep strictly confidential and will not disclose or divulge (a) the information required to be delivered by one party to the other party hereunder and (b) any other confidential, proprietary or secret information which a party may obtain from the other party hereto unless required to be disclosed by law or regulation or pursuant to any judgment, order, subpoena or decree of any court having competent jurisdiction, or unless such information is already known to such party or is or becomes publicly known, or unless the other party hereto gives its written consent to such party's release of such information, except that no such written consent shall be required (and such party shall be free to release such information) if such information is to be provided to such party's lawyer or accountant, or to an officer or director of such party if such person is made aware of the confidential nature of such information and agrees to maintain the confidentiality of such information as required by this Section 8.3.

         8.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma as they apply to contracts entered into and to be wholly performed within such state, without regard to conflicts of laws principles.

         8.5 Submission to Jurisdiction. (a) The Investor hereby irrevocably submits to the nonexclusive jurisdiction of any federal or state court sitting in Oklahoma City, Oklahoma or Hartford, Connecticut in any action or proceeding arising out of or relating to this Agreement, and the Investor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. The Investor irrevocably consents to the service of any and all process in any such action by proceeding by the mailing via registered or certified mail of copies of such process to the Investor at his addresses specified above.

                  (b) The Investor hereby irrevocably waives any objection which he may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any federal or state court sitting in the State of Oklahoma or Connecticut and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

         8.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together constitute one and the same instrument.

         8.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         8.8 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         8.9 Future Expenses; Attorneys' Fees. If any action at law or in equity is necessary, to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         8.10 Finders' Fees. The Investor agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

         8.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         8.12 Survival of Representations and Warranties. The representations and warranties contained herein shall survive the Closing until the second anniversary of the date hereof, as applicable.

         8.13 Currency. Unless otherwise indicated, all dollar denominations specified herein shall be in United States dollars.

         8.14 Waiver of Jury Trial. THE COMPANY AND THE INVESTORS HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE EXCLUSIVE FORUM FOR ANY ACTION BETWEEN THE COMPANY AND INVESTORS ARISING OUT OF OR RELATED TO THIS AGREEMENT SHALL BE THE STATE OR FEDERAL COURTS LOCATED IN OKLAHOMA CITY, OKLAHOMA OR HARTFORD, CONNECTICUT AND EACH PARTY AGREES THAT SUCH COURTS HAVE JURISDICTION AND ARE A PROPER VENUE AND CONVENIENT FORUM FOR ANY SUCH ACTION.

         8.15 Entire Agreement. This Agreement and the other documents delivered at the Closing constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersede all prior agreements with respect to the subject matter hereof.


            [THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

COUNTERPART SIGNATURE PAGE TO THE PREFERRED STOCK PURCHASE AGREEMENT, DATED SEPTEMBER 29, 2005

              IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                    GIFT LIQUIDATORS, INC.

                                    By: /s/ Max Colclasure
                                        ----------------------------
                                           Name:  Max Colclasure
                                           Title: Chief Executive Officer and
                                                  President


                                    INVESTOR:

                                    /s/David Mladen
                                    -----------------------
                                    David Mladen


                      Aggregate Principal Amount of Shares:     11,000
                                                                --------

                      Aggregate Purchase Price:                 $10,000
                                                                --------

                 ----------------------------------------------

                       PREFERRED STOCK PURCHASE AGREEMENT


                                     DATED:

                               September 29, 2005

                 ----------------------------------------------

                                TABLE OF CONTENTS

         Page
1.       PURCHASE AND SALE OF SHARES.....................................................................1

         1.1        Sale and Issuance of Series A Shares.................................................1
         1.2        Closing..............................................................................1

2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................................................1

         2.1        Organization, Good Standing and Qualification........................................1
         2.2        Capitalization.......................................................................2
         2.3        Subsidiaries.........................................................................2
         2.4        Power and Authority..................................................................2
         2.5        Valid Issuance of Shares and Underlying Shares.......................................3
         2.6        Governmental Consents................................................................3
         2.7        Litigation...........................................................................3
         2.8        Intellectual Property................................................................4
         2.9        Compliance With Other Instruments....................................................4
         2.10       Disclosure...........................................................................4
         2.11       Material Agreements; Actions.........................................................4
         2.12       Title to Property and Assets.........................................................5
         2.13       Brokers or Finders...................................................................5
         2.14       Registration Rights, Voting Rights...................................................5
         2.15       Employees............................................................................5
         2.16       Stockholders, Directors and Officers; Indebtedness...................................5
         2.17       Employment Benefit Plans.............................................................6
         2.18       Tax Returns and Payments.............................................................6
         2.19       Proprietary Information and Invention Agreements.....................................6
         2.20       Permits..............................................................................6
         2.21       Absence of Certain Changes...........................................................6
         2.22       Financial Statements.................................................................7
         2.23       Accounting...........................................................................7
         2.24       Insurance............................................................................8
         2.25       Environmental Laws...................................................................8
         2.26       No General Solicitation..............................................................8
         2.27       No Integrated Offering...............................................................8
         2.28       Exemption from Registration..........................................................8
         2.29       Transactions With Affiliates.........................................................8
         2.30       SEC Documents........................................................................9
         2.31       Foreign Corrupt Practices............................................................9
         2.32       No Investment Company...............................................................10
         2.33       Acknowledgment Regarding Investor's Purchase of Securities..........................10

         2.34       Minute Books........................................................................10
         2.35       Labor Agreements and Actions; Employee Arrangements.................................10
         2.36       Agreement of Merger.................................................................10

3.       REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.................................................10

         3.1        Authorization.......................................................................11
         3.2        Sophistication and Suitability......................................................11
         3.3        Access to Information...............................................................11
         3.4        Purchase Entirely for Own Account...................................................11
         3.5        Restricted Securities...............................................................12
         3.6        Residency...........................................................................12
         3.7        Legend..............................................................................12
         3.8        Accreditation.......................................................................13
         3.9        Investor's Review...................................................................13
         3.10       Brokers or Finders..................................................................13

4.       CONDITIONS OF THE INVESTOR'S OBLIGATIONS AT THE CLOSING........................................13

         4.1        Representations and Warranties......................................................13
         4.2        Performance.........................................................................13
         4.3        Registration Rights Agreement.......................................................13
         4.4        Certificate of Designation..........................................................14
         4.5        Compliance Certificate..............................................................14
         4.6        Officer's Certificate...............................................................14
         4.7        Qualifications......................................................................14
         4.8        Stock Certificates..................................................................14
         4.9        Additional Documents................................................................14
         4.10       The New Board.......................................................................14
         4.11       Asset Sale..........................................................................14
         4.12       Approval of Reverse Split...........................................................14
         4.13       Reverse Triangular Merger...........................................................15
         4.14       Termination of the Laid Back Administrative Services Agreement......................15
         4.15       Termination of the Company's Tax Sharing Agreement with Laid Back
                    Enterprises........................................................................15

5.       CONDITIONS OF THE COMPANY'S OBLIGATIONS AT THE CLOSING.........................................15

         5.1        Representations and Warranties......................................................15
         5.2        Payment of Purchase Price...........................................................15
         5.3        Securities Laws Qualification.......................................................15
         5.4        Performance.........................................................................15

6.       COVENANTS OF THE COMPANY.......................................................................15

         6.1        Corporate Existence.................................................................15
         6.2        Inspection..........................................................................16
         6.3        Payment of Taxes and Maintenance of Property........................................16
         6.4        Insurance...........................................................................16
         6.5        Compliance with Laws................................................................17
         6.6        Form D; Blue Sky Laws...............................................................17
         6.7        Reporting Status; Eligibility to Use Form S-3.......................................17
         6.8        Use of Proceeds.....................................................................17
         6.9        Reservations of Shares..............................................................17
         6.10       No Further Issuance of Additional Securities........................................18
         6.11       Listing.............................................................................18
         6.12       Corporate Existence.................................................................18
         6.13       No Integration......................................................................18
         6.14       Binding Agreement...................................................................18

7.       TRANSFER AGENT INSTRUCTIONS....................................................................18

8.       MISCELLANEOUS..................................................................................19

         8.1        Amendments and Waivers..............................................................19
         8.2        Notices.............................................................................19
         8.3        Confidentiality.....................................................................20
         8.4        Governing Law.......................................................................20
         8.5        Submission to Jurisdiction..........................................................21
         8.6        Counterparts........................................................................21
         8.7        Titles and Subtitles................................................................21
         8.8        Successors and Assigns..............................................................21
         8.9        Future Expenses; Attorneys' Fees....................................................21
         8.10       Finders' Fees.......................................................................21
         8.11       Severability........................................................................21
         8.12       Survival of Representations and Warranties..........................................22
         8.13       Currency............................................................................22
         8.14       Waiver of Jury Trial................................................................22
         8.15       Entire Agreement....................................................................22


                                   APPENDICES

----------------------------------------------------------------------------------------------------------------------

SCHEDULE A                                 Company  Disclosure  Schedule to Preferred Stock Purchase  Agreement dated as of September 28, 2005 between Gift Liquidators, Inc. and David Mladen
----------------------------------------------------------------------------------------------------------------------

EXHIBIT A                                  Certificate of Designation
----------------------------------------------------------------------------------------------------------------------

EXHIBIT B                                  Financial Statements
----------------------------------------------------------------------------------------------------------------------

EXHIBIT C                                  Registration Rights Agreement
----------------------------------------------------------------------------------------------------------------------

EXHIBIT D                                  Inventory Sale Agreement
----------------------------------------------------------------------------------------------------------------------

EXHIBIT E                                  Irrevocable Transfer Agent Instructions
----------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE A

                           COMPANY DISCLOSURE SCHEDULE
                                       to
                       PREFERRED STOCK PURCHASE AGREEMENT
                         Dated as of September __, 2005
                                     Between
                             Gift Liquidators, Inc.
                                       and
                                  David Mladen

         This Disclosure Schedule is annexed to and made a part of the above-referenced Preferred Stock Purchase Agreement (the "Agreement"). The numbered paragraphs set forth below correspond to the numbered paragraphs set forth in the Agreement. Capitalized terms used herein shall have the same meaning ascribed to such terms in the Agreement.

2.2      Capitalization

         (a) The Company currently has 1,770,717 shares of Common Stock outstanding.
         (b) There are no outstanding options, warrants, convertible securities or other rights calling for the issuance of, and there are no commitments or arrangements to issue, any shares of Common Stock of the Company or any security convertible, exchangeable or exercisable for shares of Common Stock of the Company. There are no shareholders agreements, voting agreements or other similar agreements with respect to the outstanding shares of Common Stock of the Company to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's shareholders.
         (c) The names of officers, directors, and all stockholders of the Company beneficially owning five (5%) percent or more of the Company's outstanding shares of Common Stock and the number of outstanding shares of Common Stock held by them are as follows:

        ------------------------------------------------------------------------

                                                                   Amount and
                                                                    Nature of
                                                                   Beneficial
               Name of Beneficial Owners Ownership
               -----------------------------------

        ------------------------------------------------------------------------
        Max (Chief  Executive  Officer and Director) and Debbie  447,052
        Colclasure

        ------------------------------------------------------------------------
        Seward E. Robb, PhD.                                     11,000
        Director

        ------------------------------------------------------------------------
        Eric and Laura Chancellor                                108,235

        ------------------------------------------------------------------------
        Larry E. Howell                                          95,000

        ------------------------------------------------------------------------
        John Simonelli                                           95,000

        ------------------------------------------------------------------------
        All Executive Officers                                   458,104
        and Directors as a
        Group (4 persons)

        ------------------------------------------------------------------------

2.3      Subsidiaries

         None.

2.5      Valid Issuance of Shares, Warrants and Underlying Shares

         (b) No preemptive rights, right of first refusal, or similar rights exist with respect to the Shares or the Underlying Shares, or the issuance and sale thereof.

2.7      Litigation

         None.

2.8      Intellectual Property

         None.

2.9      Compliance with Other Instruments

         The execution, delivery and performance of and compliance with the Transaction Agreements and the consummation of the transactions contemplated hereby and thereby will not: (i) result in any such violation or default or result in the creation of any mortgage, lien or encumbrance against any of the properties or assets of the Company or (ii) give rise to obligations under any Material Contracts, that, in the case of either (i) or (ii), could reasonably be expected to have a Material Adverse Effect.

2.11     Material Agreements; Actions

         (a) Material Agreements.

         1. Tax Sharing Agreement dated December 20, 2002 between the Company and LBE Transition, Inc., now Laid Back Enterprises Corp.

         2. Administrative Services Agreement dated December 20, 2002 between the Company and LBE Transition, Inc., now Laid Back Enterprises Corp.

         3. The Company has approximately $40,000 of payables due to an affiliate of the Company. The Company intends to sell certain of its assets to such affiliate in satisfaction of such obligation prior to closing.

2.12     Title to Property and Assets

         The Company has good title to its properties and assets, in each case free and clear of all material liens, claims, encumbrances, security interests, options, charges or restrictions of any kind. (See Balance Sheet attached as Exhibit B.)

2.16     Stockholders, Directors and Officers; Indebtedness.
         Max Colclasure (CEO and Director of the Company) and Ronald Hurt (CFO and Director of the Company) own Laid Back Enterprises, a company with which the Company has an existing contractual relationship.

2.21     Absence of Certain Changes

         None.

2.29     Transactions With Affiliates

         The Company has an exclusive contract with Laid Back Enterprises, through which it contracts for personnel as well as other services under the Laid Back Administrative Services Agreement.

6.8      Use of Proceeds

         The Company shall use the proceeds from the sale of the Shares for working capital and general corporate purposes.